SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:
       / / Preliminary proxy statement
       /x/ Definitive proxy statement
       / / Definitive additional materials
       / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         ALL-AMERICAN TERM TRUST INC.
                (Name of Registrant as Specified In Its Charter)

                                (Same as Above)
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
      / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(j)(2).*
      / / $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

      (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
      0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

------------------
  * $125 per Registrant per Investment Company Act Rule 20a-1(c) previously paid.

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                          ALL-AMERICAN TERM TRUST INC.
                             ---------------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 1995
                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of All-American Term Trust Inc. ('Trust') will be held on May 18, 1995 at 10:00 a.m., eastern time, at 1285 Avenue of the Americas, 38th Floor, Room A, New York, New York 10019 for the following purposes:

          (1) To elect five directors to serve until the annual meeting of shareholders in 1996, or until their successors are elected and qualified;

          (2) To ratify the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending January 31, 1996; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Trust shares at the close of business on March 24, 1995. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

March 31, 1995
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, THEY WILL NOT BE VOTED.

                          ALL-AMERICAN TERM TRUST INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                             ---------------------
                                PROXY STATEMENT
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 1995
                             ---------------------

     This statement is furnished to the shareholders of All-American Term Trust Inc. ('Trust') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Trust to be held on May 18, 1995, or any adjournment or adjournments thereof.

     A majority of the shares outstanding on March 24, 1995, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Abstentions and broker non-votes (see below) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted in favor of the five nominees for directors named herein and in favor of the remaining proposals described in this proxy statement. The proxy card may be revoked by giving another proxy or by letter or telegram revoking your proxy. To be effective, such revocation must be received by the Trust prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given.

     As of the record date, March 24, 1995, the Trust had 13,706,667 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Trust. Management does not know of any person who owns beneficially 5% or more of the shares of the Trust. Each full share of the Trust outstanding is entitled to one vote and each fractional share of the Trust outstanding is entitled to a proportionate share of one vote for such purposes. This proxy statement will first be mailed to shareholders on or about March 31, 1995. The Trust's annual report containing financial statements for the fiscal year ended January 31, 1995 is being mailed concurrently with this proxy statement.

     Mitchell Hutchins serves as the Trust's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc.

('PW Group'), a publicly held financial services holding company. PaineWebber acts as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Trust's common stock. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Trust. Management proposes the election of the five nominees named in the table below as directors of the Trust. At a meeting of the Trust's board of directors held on December 20, 1994, the board determined to expand the Trust's board of directors from three to five. Each nominee, including those who are not 'interested persons' of the Trust as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted in favor of the election of the five nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

     Messrs. Torell and White have served as directors of the Trust since its inception in 1993. Mr. Bewkes served as a director from the Trust's inception until his resignation from the board on November 17, 1993; he was reappointed to the board on December 27, 1993. Directors shall be elected by the vote of the holders of a majority of the shares of the Trust present in person or by proxy and entitled to vote thereon. If each of the five nominees is elected, they will constitute the entire board of directors of the Trust. The directors and executive officers as a group (14 persons) did not beneficially own any shares of the Trust on February 28, 1995.

                                                                    SHARES OWNED
                                                                    BENEFICIALLY
                                   PRESENT POSITION WITH THE             ON

                               TRUST; BUSINESS EXPERIENCE DURING    FEBRUARY 28,
        NOMINEE; AGE          PAST FIVE YEARS; OTHER DIRECTORSHIPS      1995
----------------------------  ------------------------------------  ------------
Richard Q. Armstrong; 59      Nominee. Mr. Armstrong is chairman        --
                              of the board, chief executive
                              officer and co-owner of Adirondack
                              Beverages (producer and distributor
                              of soft drinks and sparkling/still
                              waters) (since October 1993). Mr.
                              Armstrong is also a director of HiLo
                              Automotive Inc. Mr. Armstrong was a
                              partner of The New England
                              Consulting Group (management
                              consulting firm) (December 1992-
                              September 1993) and was chairman of
                              RQA Enterprises (management
                              consulting firm) (1991-1994); he was
                              managing director of LVMH U.S.
                              Corporation (U.S. subsidiary of the
                              French luxury goods conglomerate,
                              Luis Vuitton Moet Hennessey
                              Corporation) (1987-1991) and
                              chairman of its wine and spirits
                              subsidiary, Schieffelin & Somerset
                              Company (1987-1991). Mr. Armstrong is
                              also a director of four other
                              investment companies for which
                              Mitchell Hutchins or PaineWebber
                              serves as investment adviser.

                                                                    SHARES OWNED
                                                                    BENEFICIALLY
                                   PRESENT POSITION WITH THE             ON
                               TRUST; BUSINESS EXPERIENCE DURING    FEBRUARY 28,
        NOMINEE; AGE          PAST FIVE YEARS; OTHER DIRECTORSHIPS      1995
----------------------------  ------------------------------------  ------------
E. Garrett Bewkes, Jr.*; 68   Director and chairman of the board        --
                              of directors. Mr. Bewkes is a
                              director of PW Group (holding
                              company of PaineWebber and Mitchell
                              Hutchins) and a consultant to PW
                              Group. Prior to 1988, he was
                              chairman of the board, president and
                              chief executive officer of American
                              Bakeries Company. Mr. Bewkes is also
                              a director of Interstate Bakeries
                              Corporation and NaPro BioTherapeutics, Inc.

                              and a director or trustee of 26 other
                              investment companies for which Mitchell
                              Hutchins or PaineWebber serves as
                              investment adviser.

Richard R. Burt; 47           Nominee. Mr. Burt is chairman of          --
                              International Equity Partners
                              (international investments and
                              consulting firm) (since March 1994)
                              and a partner of McKinsey & Company
                              (management consulting firm) (since
                              1991). He is also a director of
                              American Publishing Company. He was
                              the chief negotiator in the
                              Strategic Arms Reduction Talks with
                              the former Soviet Union (1989-1991)
                              and the U.S. Ambassador to the
                              Federal Republic of Germany
                              (1985-1989). Mr. Burt is also a
                              director of four other investment
                              companies for which Mitchell
                              Hutchins or PaineWebber serves as
                              investment adviser.

John R. Torell III; 55        Director. Mr. Torell is chairman of       --
                              Torell Management, Inc. (financial
                              advisory firm) (since 1989). He is
                              the former chairman and chief
                              executive officer of Fortune Bancorp
                              (since 1990 and 1991, respectively).
                              He is the former chairman, president
                              and chief executive officer of
                              CalFed, Inc. (savings association)
                              (1988 to 1989) and former president
                              of Manufacturers Hanover Corp.
                              (bank) (prior to 1988). Mr. Torell
                              is also a director of American Home
                              Products Corp. and Volt Information
                              Services Inc. and a director or
                              trustee of nine other investment
                              companies for which Mitchell
                              Hutchins serves as investment
                              adviser.

                                                                    SHARES OWNED
                                                                    BENEFICIALLY
                                   PRESENT POSITION WITH THE             ON
                               TRUST; BUSINESS EXPERIENCE DURING    FEBRUARY 28,
        NOMINEE; AGE          PAST FIVE YEARS; OTHER DIRECTORSHIPS      1995

----------------------------  ------------------------------------  ------------
William D. White; 60          Director. Mr. White is retired. From      --
                              February 1989 through March 1994, he
                              was president of the National League
                              of Professional Baseball Clubs.
                              Prior to 1989, he was a television
                              sportscaster for WPIX-TV, New York.
                              Mr. White is also director or
                              trustee of nine other investment
                              companies for which Mitchell
                              Hutchins serves as investment
                              adviser.

------------------
* Mr. Bewkes is an 'interested person' of the Trust, as defined by the 1940 Act, by reason of his position with PW Group.

     The board of directors of the Trust met eight times during the fiscal year ended January 31, 1995. The Audit Committee of the board currently consists of Messrs. Torell and White. The duties of the Audit Committee are (a) to review the financial and accounting policies of the Trust, including internal accounting control procedures, and to review reports prepared by the Trust's independent auditors, including reports on the Trust's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The Audit Committee met once during the fiscal year ended January 31, 1995. All of the directors attended at least 75% of the meetings of the board of directors and the audit committee. The board does not have a standing nominating or compensation committee. The Trust pays the Independent Directors of the Trust $1,500 annually and an attendance fee of $250 per meeting of the board and its committees. Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Trust who are 'interested persons' as defined in the 1940 Act receive no compensation from the Trust. The table below includes certain information relating to the compensation of the Trust's directors for the fiscal year ended January 31, 1995.

                               COMPENSATION TABLE

                                            PENSION OR
                                            RETIREMENT                 TOTAL
                                             BENEFITS               COMPENSATION
                                            ACCRUED AS  ESTIMATED     FROM THE
                               AGGREGATE     PART OF      ANNUAL     TRUST AND
                              COMPENSATION     THE       BENEFITS       THE
                                  FROM       TRUST'S       UPON        TRUST
NAME OF PERSON, POSITION       THE TRUST*    EXPENSES   RETIREMENT    COMPLEX
----------------------------  ------------  ----------  ----------  ------------

E. Garrett Bewkes, Jr.,
  Director and Chairman of
  the Board of Directors....       --           --          --           --
John R. Torell III,
  Director..................     $2,875         --          --        $39,750
William D. White,
  Director..................      2,375         --          --         33,250

------------------
* Represents fees paid to each director during the fiscal year ended January 31, 1995.
+ Represents amounts paid to each director during the calendar year ended December 31, 1994.

               PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

     The Trust's financial statements for the fiscal year ended January 31, 1995 were audited by Ernst & Young LLP, independent auditors. In addition, Ernst & Young LLP prepares the Trust's federal and state annual income tax returns.

     The board of directors of the Trust has selected Ernst & Young LLP as the independent auditors for the Trust for the fiscal year ending January 31, 1996, subject to ratification by shareholders of the Trust at the annual meeting. Ernst & Young LLP has been the Trust's independent auditors since its inception in March 1993. The ratification of Ernst & Young LLP as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. The affirmative vote of the holders of a majority of the shares of the Trust cast at the annual meeting is required for ratification.

     Representatives of Ernst & Young LLP are not expected to be present at the annual meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

                               EXECUTIVE OFFICERS

     Officers of the Trust are appointed by the directors and serve at the pleasure of the board. None of the Trust's officers currently receives any compensation from the Trust. The executive officers of the Trust are:

          TERESA M. BOYLE, age 36, vice president of the Trust (appointed December 1993). Ms. Boyle is a first vice president and manager--advisory administration of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


          JOAN L. COHEN, age 30, vice president and assistant secretary of the Trust (appointed February 1994). Ms. Cohen is a vice president and attorney of Mitchell Hutchins. Prior to December 1993, she was an associate at the law firm of Seward & Kissel. Ms. Cohen is also a vice president and assistant secretary of 26 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          PAUL B. GUENTHER, age 54, president of the Trust (appointed August
     1994). Mr. Guenther is president and a director of PW Group and a director of PaineWebber and Mitchell Hutchins. Mr. Guenther is also president of 26 and a director or trustee of 17 other, investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          MARY B. KING, age 31, vice president of the Trust (appointed February
     1993). Mrs. King is a first vice president and a portfolio manager of Mitchell Hutchins. Mrs. King is also a vice president of one other investment company for which Mitchell Hutchins serves as investment adviser.

          ANN E. MORAN, age 37, vice president and assistant treasurer of the Trust (appointed June 1993). Ms. Moran is a vice president of Mitchell Hutchins. Ms Moran is also a vice president and assistant treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          DIANNE E. O'DONNELL, age 42, vice president and secretary of the Trust (appointed November 1992). Ms. O'Donnell is a senior vice president and senior associate general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          VICTORIA E. SCHONFELD, age 44, vice president of the Trust (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, she was a partner in the law firm of Arnold & Porter. Prior to April 1990, she was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Ms. Schonfeld is also a vice president of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          PAUL H. SCHUBERT, age 32, vice president and assistant treasurer of the Trust (appointed September 1994). Mr. Schubert is a vice president of Mitchell Hutchins. From August 1992 to August 1994, he was vice president at BlackRock Financial Management, L.P. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          MARTHA J. SLEZAK, age 32, vice president and assistant treasurer of the Trust (appointed June 1993). Ms. Slezak is a vice president of Mitchell Hutchins. From September 1991 to April 1992, she was fund-raising director for a U.S. Senate campaign. Prior to September 1991, she was a tax manager with Arthur Andersen & Co. Ms. Slezak is also a vice president and assistant treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          JULIAN F. SLUYTERS, age 34, vice president and treasurer of the Trust (appointed November 1992). Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          GREGORY K. TODD, age 38, vice president and assistant secretary of the Trust (appointed May 1993). Mr. Todd is a first vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Thomas J. Libassi, a senior vice president and portfolio manager for Mitchell Hutchins, and Mary B. King are responsible for the day-to-day management of the Trust's portfolio. Prior to May 1994, Mr. Libassi was a vice president of Keystone Custodian Funds with portfolio management responsibility for high yield debt securities.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Trust's 1996 annual meeting of shareholders should send such proposals to the Trust at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Trust no later than January 19, 1996. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

                                         By order of the board of directors,

                                         DIANNE E. O'DONNELL
                                         Secretary
March 31, 1995

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

---------------
  ALL-AMERICAN
TERM TRUST INC.
---------------
                                PROXY STATEMENT
                                                                 ---------------
                                                                    ALL-AMERICAN
                                                                 TERM TRUST INC.
                                                                 ---------------

                       ---------------------------------
                                NOTICE OF
                                ANNUAL MEETING
                                TO BE HELD ON
                                MAY 18, 1995
                                AND
                                PROXY STATEMENT
                       ---------------------------------

                          ALL-AMERICAN TERM TRUST INC.
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 18, 1995             PROXY

The undersigned hereby appoints as proxies GREGORY K. TODD and GIOVANNI A. URENA, and each of them (with power of substitution) to vote for the undersigned all shares of the stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote 'FOR' all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALL-AMERICAN TERM TRUST INC. ('TRUST').

                             YOUR VOTE IS IMPORTANT

   Please date and sign this proxy on the reverse side and return it in the enclosed postage paid envelope to:
   PFPC Inc., P.O. BOX 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

       PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                               FOR
                                                     FOR  OR   ALL    OR   WITH
                                                     ALL      EXCEPT       HOLD
1.  ELECTION OF DIRECTORS
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
    THROUGH THE NOMINEE'S NAME IN AND MARK CENTER
    BOX TO RIGHT.)                                   / /       / /          / /
    Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
    Richard R. Burt, John R. Torell III, William D.
    White

                                                     FOR     AGAINST     ABSTAIN
2.  Ratification of the selection of Ernst & Young
    LLP as the Trust's independent auditors for the
    fiscal year ending January 31, 1996.             / /       / /         / /

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                               If shares are held jointly, each
                                               Shareholder named should sign. If
                                               only one signs, his or her
                                               signature will be binding. If the
                                               Shareholder is a corporation, the
                                               President or a Vice President
                                               should sign in his or her own
                                               name, indicating title. If the
                                               Shareholder is a partnership, a
                                               partner should sign in his or her
                                               own name, indicating that he or
                                               she is a 'Partner.'

                                                    Sign exactly as name
                                                       appears hereon.

                                               __________________________ (L.S.)

                                               __________________________ (L.S.)

                                               Date ____________________, 19____